Fiscal 2012 Q4 Investor Presentation (NYSE: SPA) September 5, 2012 Exhibit 99.1

2
Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities
Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend”
and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange
Commission.
Adjusted operating income, adjusted net income and adjusted income per share – basic and diluted and adjusted earnings before interest, taxes, depreciation and amortization (”adjusted EBIDTA”)
are non-GAAP financial measures that exclude or add the effect of certain gains and charges, including, for fiscal 2011, imputing taxes at a 36% effective rate. Sparton believes that the presentation of non-GAAP financial information provides useful supplemental information to management and investors regarding financial and business trends relating to the Company’s financial results. More detailed information, including period over period segment comparisons, non-
GAAP reconciliation tables and the reasons management believes non-GAAP measures provide useful information to investors, is included in the Fiscal 2012 Fourth Quarter and Full Year Financial
Results press release.

Investment Considerations
Investment Considerations
Operational Phase
of Turnaround
Completed
Established
Growing
Business
Expanded
Gross Margins
Solid
Balance Sheet
Repositioned the
Company for Growth
112 year old business with market leadership in defense and
medical sectors; 10% sales increase in fiscal 2012; 35% year-
over-year adjusted EBITDA increase in fiscal 2012
New management; significant cost removed from fiscals 2009-10;
Adjusted fiscal 2012 EPS (diluted) was $0.91, fiscal 2011 EPS was $0.64 and fiscal 2010 EPS of $0.40
As of June 30, 2012, $47 million in cash and no bank debt (post-
acquisitions); $20 million unused line of credit; Completed $3.0 million stock buyback program in FY2012
FY2011 26 new programs and 11 new customers
Developed 2 new proprietary products (GEDC-6/PHOD-1)
FY2012 40 new programs and 20 new customers
Developed 1 new proprietary product (AHRS-8)
Fiscal 2012: 17.2%
Fiscal 2011: 16.3%
Fiscal 2010: 15.3%
Fiscal 2009: 7.2%

Mission
Mission
Sparton will continue to  differentiate itself as a premier
supplier of sophisticated electromechanical devices,
sub-assemblies and related services for highly
regulated environments in the Medical, Military &
Aerospace, and Industrial markets by leveraging and
expanding its capabilities and offerings within the
electromechanical value stream.

Our Business
Our Business
• Sparton is in one single line of business called Electromechanical Devices.
• Sparton is currently segmented into three financial reporting business units.
Defense & Security: Design and Manufacturing (both as a contractor and OEM)
Medical Device: Contract Design, Manufacturing, and Assembly
Complex Systems: Commonly referred to within legacy Sparton as EMS, but currently consists of circuit card assembly and box build
(contract manufacturing and assembly) outside of the medical and defense markets. In the future, may include electro-
mechanical based B2B products as well as EMS services.
• Sparton currently serves three electronics markets – Medical, Military &
Aerospace, and Industrial & Instrumentation.

Strategically Located
Strategically Located
• Four domestic and one low cost country
manufacturing facilities
– De Leon Springs, FL
(Orlando)
– Strongsville, OH
(Cleveland)
– Frederick, CO
(Denver)
– Brooksville, FL
(Tampa)
– Ho Chi Minh City, Vietnam
– Sparton owns 448,000 square feet of
production facility capacity across the U.S.
and Asia
• 950 employees worldwide

• Lack of strategic direction
• Poor financial condition
• Bad delivery & quality
performance
• Limited business development
personnel
• No marketing programs
• FY12 revenues of $224 million
• Continue to grow medical
segment
• July 2012 amendment and
extension of credit facility
• Awarded 40 new business
programs
- 20 of which were new
customers
• Completed $3 million in share
buyback
• Continue to
gain new
business
programs
• Invest in
developing
proprietary
products
• Focus on
targeted
acquisitions
Turnaround Summary
Turnaround Summary
Operating Challenges
• Fragmented operating system
• Overcapacity
• Manufacturing inefficiencies
- Unsupported lean
programs
- Inventory control &
disposition
• Customer contractual issues
• Liquidity concerns
Organic Growth Challenges
(a) Includes restructuring and impairment charges of $0.71 per share and a non-cash provision for income taxes of $0.18 per share
(b) Adjusted operating income, adjusted net income and adjusted income per share (diluted) are non-GAAP financial measures that exclude or add the effect of certain gains and charges, including imputing taxes at a 36% effective rate.
Year End 2012 Status
FY2013
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
EPS
Finance & Operations
Organic Growth
Turnaround Period
Plan
FY2013
Implement
FY2009 FY2010 FY2011 FY2012
Implement
0.64
b
(1.61)
a
0.40
b
Sustain / Continuous Improvement
Grow
Plan
FY2007 FY2008
(0.79) (1.34) 0.91
b

Senior Management Team
Senior Management Team
Cary B. Wood, Chief Executive Officer
• Appointed CEO November 2008
• Formerly Chief Operating Officer of Citation Corporation, a private company with foundry, machinery and assembly operations with 20+ years of experience at GM, United Technologies &
Elkay Manufacturing
• Developed a track record with performance turn-around and growth strategies in both private and public company settings
• Appointed CFO in April 2009
• Formerly Director of Treasury and International Finance at U.S. Robotics Corporation with 15+
years of experience at Grant Thornton LLP
Gordon Madlock, Senior Vice President – Operations
• 30+ years experience improving manufacturing quality and productivity at companies including
Citation Corporation, Lear Corp. and United Technologies
Mike Osborne, Senior Vice President – Corporate Development
• Responsible for driving corporate and business unit strategic planning and development, M&A activity, business development & customer retention, and investor relations
Steve Korwin, Senior Vice President – Quality & Engineering
• Extensive experience leading manufacturing operations and improving quality processes to increase profitability and sales
Larry Brand, Vice President – Corporate HR
• Considerable experience providing strategic leadership and tactical direction for the overall
Human Resources function to senior management and company leadership teams
Gregory Slome, Chief Financial Officer

Smaller Board Board size reduced from 11 to 7
(6 independent, 1 non-independent)
Destaggered All directors require a majority vote threshold in order to be
Board elected at each annual meeting
Say-on-Pay Implemented “say-on-pay” vote on executive compensation
Aligned Incentive Established Short Term Incentive Plan based on annual
Plan performance objectives and Long Term Incentive Plan based on long term financial metrics in alignment with shareholder interests
Updated Governing Updated the Articles of Incorporation, Code of Regulations, and
Documents Committee Charters to reflect today’s business environment
Improved Corporate Governance
Improved Corporate Governance

Market Dynamics
Market Dynamics
Medical
Military &
Aerospace
Computer Automotive Consumer
Electronics Market ($1.3 trillion)
Total 2010 EMS/ODM Outsourced Market: $276 billion
2010 – 2013 Compounded Annual Growth Rate: 7.6%
Defense & Security
Navigation & Exploration Medical
= business segment market focus
Highest growth
sector
No current
customers
Volume &
commodity pricing
resulting in low
margins
OEMs are experts
at outsourcing
High growth
High volume
production drives
lower margins
Outsourcing
mostly in low cost
country regions
Complexity is
general low
Moderate growth
High volume
production drives
lower margins
Outsourcing
mostly in low cost
country regions
OEMs are experts
at outsourcing
Moderate growth
High volume
production drives
lower margins
Outsourcing
mostly in low cost
country regions
OEMs are experts
at outsourcing
Source: Technology Forecasters Inc, Dec. 2010
Market: $15B
Growth: 9.3%
Market: $6B
Growth: 6.2%
Market: $20B
Growth: 6.6%
Market: $10B
Growth: 12.9%
Market: $44B
Growth: 7.8%
Market: $84B
Growth: 6.8%
Market: $98B
Growth: 3.1%
Complex Systems
Industrial &
Instrumentation
Moderate growth
Blue chip
customers
Preferred supplier
status
New to
outsourcing
Contract design,
mfg, and assembly
roll-up opportunity
Regulated market
(ITAR, COMSEC)
Moderate growth
Blue chip
customers
Preferred supplier
status
Contract design,
mfg, and assembly
roll-up opportunity
Regulated market
(FDA)
High growth
Blue chip
customers
New to
outsourcing
Contract design,
mfg, and assembly
roll-up opportunity
Communication

Vision
Vision
Sparton will become a $500 million enterprise by fiscal
2015 by attaining key market positions in our primary
lines of business and through complementary and
compatible acquisitions; and will consistently rank in the
top half of our peer group in return on shareholder
equity and return on net assets.

Complex Systems 18%
Medical 48%
DSS 34%

Complex Systems 17%
Medical 50%
DSS 33%

Industrial 6%
Medical 46%
MilAero 48%

($ in millions)

Shifting Revenue Mix To
Shifting Revenue Mix To
Higher Margin Businesses
Higher Margin Businesses
DSS
Medical
Complex Systems 7% - 10%
FY2012 by Segment
(Revenue of $224 million)
FY2011 by Segment
(Revenue of $203 million)
Backlog
FY2013 Target Gross Margin by Segment
FY2012 by Market
(Revenue of $224 million)
13% - 16%
20% - 25%
111.3
94.7
99.6
112.8
113.7
119.3
122.4
137.3
145.5
126.5
146.6
148.4
0
20
40
60
80
100
120
140
160
FY10Q1 FY10Q2 FY10Q3 FY10Q4 FY11Q1 FY11Q2 FY11Q3 FY11Q4 FY12Q1 FY12Q2 FY12Q3 FY12Q4

sparton
Empowering your Vision

sparton

NORTHROP GRUMMAN

BAE SYSTEMS

• Develop, design, and manufacture security
products, primarily anti-submarine warfare
detection devices for the U.S. and other free-
world governments, and commercially
develops spin-off technology for existing and
alternate markets (Navigation & Exploration)
• One of the two largest sonobuoy producers
– Consumable device lasting approximately 8
hours used to detect submerged submarines
• FY2012 Sales: $74 million, consistently
profitable business
• Visible Business: $77 million in government
funded backlog as of June 30, 2012
• Key Customers:
Defense & Security Systems
Defense & Security Systems
Sonobuoys Navigation Sensors

DoD Estimated ASW Budgets / SPA Historical Spend
Spend ($ in millions)
180
160
140
120
100
80
60
40
20
0
$31.1
$53.7
$42.4
$42.3
GFY 2008
GFY 2009
GFY 2010
GFY 2011
GFY 2012
GFY 2013
GFY 2014
GFY 2015
Source: Marty Alford, Lobbyist, Nov 2010
Source: Navy Fiscal 2011 Budget Estimate
Source: Historical Navy Spend
Sparton Awards (Actual)

DSS Engineering Activity
# of engineers
140
120
100
80
60
40
20
0
$ spend ($ in millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$4.1
$5.0
$6.1
$12.1
$11.2
$10.0
$11.0
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012E
FY2013E
Engineers (FTE)
Engineering Project Spend - Gov't & IR&D ($ in mil)

Defense & Security Systems
Defense & Security Systems
Market Outlook
Market Outlook
• Government FY2009 production peak was realized
primarily in Sparton’s FY2011
– Reduced U.S. Navy sonobuoy production volume in Sparton’s
FY2012 will be partially offset by the pursuit of new
developmental engineering funds from the DoD for
Antisubmarine Warfare related applications ($37 million over 5 years of engineering funds already announced)
• High Altitude Antisubmarine Warfare (HAASW)
• Deep Water Active Distributed System (DWADS)
• Comms at Speed & Depth (CSD) {on-hold}
• Q125 Technology Improvements
• Q-36 ECP Program
– Continued military actions taken by North Korea and China
should have an impact in the use of sonobuoys in that region
– The leak of government sensitive information may also put
foreign nations on guard and require more monitoring of their territorial waterways
– U.S. Navy plans to buy 117 P-8A anti-submarine warfare, anti-
surface warfare, intelligence, surveillance and reconnaissance aircraft to replace its existing P-3 fleet. Initial operational capability is scheduled for 2013.
– The Indian navy signed a contract for eight P-8I aircraft in
January 2009. Boeing will deliver the first P-8I within 48 months of contract signing and the remaining seven by 2015.
• Foreign sales are still somewhat unpredictable although a sharp increase was seen in the 2
nd
quarter of FY2010 & 1
st
nine
months of FY2012
The Boeing P-8 Posiden aircraft to become the new
launch vehicle for sonobuoys
•

sparton
Empowering your Vision

SIEMENS medical

Fenwal Blood Technologies

NUVASIVE Creative Spine Technology®

Medical
Medical
• Design and manufacture medical devices and instruments for the In Vitro
Diagnostics and Therapeutics Device markets
– Work with OEMs and biomedical companies to interface their core technology into a complex medical laboratory instrument or point of care device
– Manufacturer of The NeuroStar® TMS Therapy System, the first and only
Transcranial Magnetic Stimulation (TMS) device cleared by the FDA for the treatment of depression
• FY2012 Sales: $111 million of consistently profitable business
• Visible Business: $46 million of backlog as of June 30, 2012
• Recurring revenue due to highly regulated medical industry
• Key customers:
Analyzers Neurology Blood Separation

sparton
Empowering your Vision

GOODRICH Raytheon Parker

Complex Systems
Complex Systems
• Manufacturer of circuit card assemblies and electronic based box build products primarily for the military and commercial aerospace markets
• New prototyping capabilities to shorten development and introduction lead times for customers
• FY2012 External Sales: $39 million
• Visible Business: $25 million of backlog as of June 30, 2012
• Consolidated business from old and inefficient sites to state-of-the-art and technologically advanced facilities in Florida and Vietnam for improved efficiencies and capacity utilization
• Key Customers:
Circuit Board
Assembly
Sub Assembly Complete System Box Build

Strategic Direction
Strategic Direction
Growth Planning by Segment
Growth Planning by Segment
Navigation & Exploration
Pursue complementary and
compatible acquisitions
including B2B products and
other services.
Medical
Defense & Security
Complex Systems
Pursue complementary and
compatible acquisitions
including B2B products and
other services that do not
directly compete with our
customers.
Develop new Navigation System and
Acoustic Detection & Communication
products for existing and new markets such
as Defense, Port Security, Oil & Gas, and
Advanced Security Systems.
Continue to lead in Anti-Submarine Warfare
(ASW) device production and related
advanced developmental engineering
projects for the U.S. government.
Continue to make business enhancements to
improve its return on sales by engaging new
and existing customers on contract design
and manufacturing.
Improve market share within the In Vitro
Diagnostics  and Therapeutic Device markets
through geographic expansion and new &
increased vertical offerings.
Executive Leadership Team Charter: Manage the business to increase shareholder value by achieving profitable organic growth, completing complementary and compatible acquisitions, and fixing or divesting underperforming lines of business.

Growth Investments
Growth Investments
Fiscal 2012 Summary
Fiscal 2012 Summary
Focus:
Use growth investments to achieve sustainable year-over-year revenue and profit increases and to further place protective barriers around Sparton.
Supported by market research &
go-to-market programs
FY11 FY12 FY11 FY12 FY11 FY12
Q1 5      9      3      3      2.2 $   6.0 $
Q2 6      7      2      5      4.4      5.0
Q3 12    12    5      7      9.1      7.6
Q4 3      12    1      5      2.0      5.2
Total 26    40    11    20    17.7 $ 23.8 $
Gyro-enhanced digital compass
Hydrophone
($ in millions)
GEDC-6
PHOD-1
AHRS-8
Internal Research & Development
Fiscal 2011
Fiscal 2012
Temperature compensated attitude
heading reference system
New Business Awards
Programs
New
Customers
Potential  Annual
Revenue
Acquisitions
Fiscal 2011 Fiscal 2012
Delphi Medical
Byers Peak
none
Strategic
M&A
Internal
Research &
Development
(IP)
Targeted
Business
Development

19 Financial Highlights Financial Highlights

• Adjusted net income of $4.0 million, or $0.40 per share, versus adjusted net income of $2.9 million, or $0.28 per share in the prior year quarter
• Adjusted operating margin of 9.9% compared to 7.3% last year
• Awarded 12 new business programs with 5 new customers
• Quarter end sales backlog of approximately $148.4 million, up 8%
• Adjusted EBITDA of $6.8 million versus $5.1 million in the prior year quarter, an increase of 32%.
• Subsequent Event: July 2012 amendment and extension of the
Company’s revolving credit facility
4
th
Quarter Highlights

Sustained Profitability
Sustained Profitability
(Adjusted)
2012 2011 2012 2011
Net Sales $ 223,577 $ 203,352 $ 223,577 $ 203,352 $  20,225
Gross Profit 38,502 33,168 38,396 33,168 5,228
17.2% 16.3% 17.2% 16.3%
Selling and Administrative Expense 22,232 20,842 22,232 20,842 (1,390)
9.9% 10.2% 9.9% 10.2%
Internal R&D Expense 1,293 1,110 1,293 1,110 (183)
Amortization of intangible assets 435 545 435 545 110
Restructuring/impairment charges (68) 75
-
-
Gain on acquisition - (2,550)
-
-
Gain on sale of property - (139) -
-
Impairment of intangible asset - 3,663 -
-
Impairment of goodwill - 13,153 -
-
Other operating expense, net 65 298 65 298 233
Operating Income (Loss) 14,545 (3,829) 14,371 10,373 3,998
6.5% -1.9% 6.4% 5.1%
Income Before Provision For (Benefit From) Income Tax 14,586 (3,943) 14,285 10,259 4,026
Provision For (Benefit From) Income Taxes 5,078 (11,404) 4,973 3,693 (1,280)
Net Income $      9,508 $      7,461 $      9,312 $      6,566 $    2,746
4.3% 3.7% 4.2% 3.2%
Income per Share (Diluted) $        0.93 $        0.73 $        0.91 $        0.64 $      0.27
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including, for fiscal 2011 imputing taxes at 36% effective rate)
YoY
Variance
(Reported) (Adjusted)
Fiscal Fiscal

22 Quarterly Adjusted EPS Quarterly Adjusted EPS Diluted Diluted $0.64 $0.91 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 Q1 Q2 Q3 Q4 YTD FY11 YTD FY12 YTD FY11 FY12

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000)
Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
Cash and equivalents 24,550 26,984 30,610 26,682 46,950
LOC Availability 17,541 17,533 17,290 16,469 16,277
Total 42,091 44,517 47,900 43,151 63,227
($ in '000)
Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
Credit Revolver -         -         -         -         -
IRB (Ohio) 1,796    1,766    1,735    1,702    1,669
Total 1,796    1,766    1,735    1,702    1,669
($ in '000)
Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
Net Inventory 38,752 41,816 38,545 39,252 35,102
Cash Availability
Debt
Inventory
25,588
22,959
1,917 1,796
1,669
0.36
0.42
0.03
0.02
0.02
0
0.05
0.1
0.15
0.2
0.25
0.3
0.35
0.4
0.45
0
25,000
50,000
Jun-08 Jun-09 Jun-10 Jun-11 Jun-12

• Implementation of the strategic growth plan
– Continue to gain traction on a nationally focused direct selling effort
– Further leverage Viet Nam as a low cost country alternative and in-region provider
– Maintain our level of investment in internal research & development to commercially extend our product lines
– Continue to enable our engineering workforce to develop new and innovative proprietary solutions for our end markets
– Continue to seek out complementary and compatible acquisitions
• Focus on sustained profitability
– Continue margin improvements in Complex Systems
– Increase capacity utilization
– Improve the working capital turnover rate
– Continue additional improvements in operating performance through lean and quality efforts
• Year-over-year increases in revenue and profitability with the second half of fiscal
2013 being stronger than the first half as experienced in the previous two fiscal years
Fiscal 2013 Outlook
Fiscal 2013 Outlook

25 Sparton Corporation NYSE: SPA Cary Wood, President & CEO 425 N. Martingale Road Suite 2050 Schaumburg, IL 60173